SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2006

                                TRACKPOWER, INC.
             (Exact name of registrant as specified in its charter)

         Wyoming                    000-28506                 13-3411167
(State or other jurisdiction of    (Commission             (I.R.S. employer
incorporation or organization)     file number)           identification no.)

      67 Wall Street, Suite 2211
          New York, New York                             10005
    (Address of principal executive                   (Zip code)
               offices)

       Registrant's telephone number, including area code: (212) 804-5704

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2006, TrackPower executed a $1,516,616 note bearing 12% interest per annum due and payable to Southern Tier Acquisitions II, LLC ("Southern Tier") on May 29, 2006 in order to meet its obligations for capital contributions to American Racing and Entertainment, LLC ("American Racing"). The
note is secured by an assignment of 23% of TrackPower's membership interest in American Racing to Southern Tier.

On March 1, 2006, Oneida Entertainment, LLC ("Oneida") completed a $5 million equity investment in American Racing on March 1, 2006. Prior to this investment, TrackPower held a 25% ownership interest in American Racing and Southern Tier and Nevada Gold NY, Inc. (a wholly owned subsidiary of Nevada Gold & Casinos, Inc. AMEX:UWN) held the remaining 25% and 50%, respectively. American Racing was formed to develop Tioga Downs Raceway, located in Nichols, New York and to pursue the acquisition of Vernon Downs Raceway, located in Vernon, New York, from Mid-State Raceway, Inc. an entity currently in Chapter 11 bankruptcy. In conjunction with this investment, an affiliate of Oneida provided a commitment to fund $15 million in a subordinated secured credit facility to American Racing. The closing of this credit facility is subject to certain conditions precedent and the commitment will terminate if the financing is not consummated by June 1, 2006.

As a result of Oneida purchasing a 20% membership interest in American Racing, the membership interests of TrackPower and Southern Tier each declined from 25% to 20% and the membership interest of Nevada Gold NY, Inc. dropped from 50% to 40%. In order to compensate TrackPower and Southern Tier for consulting services provided to American Racing, TrackPower and Southern Tier will each receive a consulting fee from Nevada Gold equal to 7.5% of the base management fee paid from American Racing to Nevada Gold.

Section 8 - Other Events

Item 8.01 Other Events.

On March 9, 2006 the Company issued a press release entitled: "TrackPower Provides American Racing Update" related to the disclosure in Item 1.01. This press release is attached and filed herein as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

            99.1 Press release dated March 9, 2006 entitled: "TrackPower Provides American Racing Update"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, TrackPower, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TRACKPOWER, INC.

Dated: March 9, 2006

                                       By: /s/ Gary N. Hokkanen
                                           -------------------------------------
                                           Name:  Gary N. Hokkanen
                                           Title: Chief Financial Officer


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                                INDEX OF EXHIBITS

99.1 Press release dated March 9, 2006 entitled: "TrackPower Provides American Racing Update"

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